AMERICAN FUNDS INSURANCE SERIES

Redesignation of Existing Series

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of American Funds Insurance Series, a Massachusetts business trust (the “Trust”), acting pursuant to Sections 6.10 and 9.3 of the Trust’s Declaration of Trust dated September 9, 1983, as amended (the “Declaration of Trust”), hereby redesignate American Funds IS 2025 Target Date Fund series of shares of beneficial interest as American Funds IS 2025 Target Date Retirement Income Fund, American Funds IS 2020 Target Date Fund series of shares of beneficial interest as American Funds IS 2020 Target Date Retirement Income Fund, American Funds IS 2015 Target Date Fund series of shares of beneficial interest as American Funds IS 2015 Target Date Retirement Income Fund, and American Funds IS 2010 Target Date Fund series of shares of beneficial interest as American Funds IS 2010 Target Date Retirement Income Fund (without making any other changes with respect to voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust). Further, the Trustees of the Trust hereby authorize the officers of the Trust, on behalf of the Trust and in its name, to file this Instrument with the Secretary of the Commonwealth of Massachusetts at a time deemed appropriate by Capital Research and Management Company.

The aforementioned action taken by the Board of Trustees shall serve as an amendment to the Declaration of Trust without the vote or consent of shareholders of the Trust.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

The foregoing shall be effective as of the date set forth below.

/s/ Francisco G. Cigarroa

Francisco G. Cigarroa, as Trustee

/s/ Nariman Farvardin

Nariman Farvardin, as Trustee

/s/ Jennifer C. Feikin

Jennifer C. Feikin, as Trustee

/s/ Michael C. Gitlin

Michael C. Gitlin, as Trustee

/s/ Leslie Stone Heisz

Leslie Stone Heisz, as Trustee

/s/ Mary Davis Holt

Mary Davis Holt, as Trustee

/s/ Merit E. Janow

Merit E. Janow, as Trustee

/s/ Margaret Spellings

Margaret Spellings, as Trustee

/s/ Alexandra Trower

Alexandra Trower, as Trustee

/s/ Paul S. Williams

Paul S. Williams, as Trustee

Dated: November 17, 2025

AMERICAN FUNDS INSURANCE SERIES

Redesignation of Existing Series

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of American Funds Insurance Series, a Massachusetts business trust (the “Trust”), acting pursuant to Sections 6.10 and 9.3 of the Trust’s Declaration of Trust dated September 9, 1983, as amended (the “Declaration of Trust”), hereby redesignate Global Small Capitalization Fund series of shares of beneficial interest as SMALLCAP World Fund, International Fund series of shares of beneficial interest as EUPAC Fund, and Managed Risk International Fund series of shares of beneficial interest as Managed Risk EUPAC Fund (without making any other changes with respect to voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust). Further, the Trustees of the Trust hereby authorize the officers of the Trust, on behalf of the Trust and in its name, to file this Instrument with the Secretary of the Commonwealth of Massachusetts at a time deemed appropriate by Capital Research and Management Company.

The aforementioned action taken by the Board of Trustees shall serve as an amendment to the Declaration of Trust without the vote or consent of Shareholders of the Trust.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

The foregoing shall be effective as of the date set forth below.

/s/ Francisco G. Cigarroa

Francisco G. Cigarroa, as Trustee

/s/ Nariman Farvardin

Nariman Farvardin, as Trustee

/s/ Jennifer C. Feikin

Jennifer C. Feikin, as Trustee

/s/ Michael C. Gitlin

Michael C. Gitlin, as Trustee

/s/ Leslie Stone Heisz

Leslie Stone Heisz, as Trustee

/s/ Mary Davis Holt

Mary Davis Holt, as Trustee

/s/ Merit E. Janow

Merit E. Janow, as Trustee

/s/ Margaret Spellings

Margaret Spellings, as Trustee

/s/ Alexandra Trower

Alexandra Trower, as Trustee

/s/ Paul S. Williams

Paul S. Williams, as Trustee

Dated: December 10, 2025

AMERICAN FUNDS INSURANCE SERIES

Redesignation of Existing Series

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of American Funds Insurance Series, a Massachusetts business trust (the “Trust”), acting pursuant to Sections 6.10 and 9.3 of the Trust’s Declaration of Trust dated September 9, 1983, as amended (the “Declaration of Trust”), hereby redesignate American Funds IS 2070 Target Date Fund series of shares of beneficial interest as American Funds IS 2070 Target Date Retirement Fund, American Funds IS 2065 Target Date Fund series of shares of beneficial interest as American Funds IS 2065 Target Date Retirement Fund, American Funds IS 2060 Target Date Fund series of shares of beneficial interest as American Funds IS 2060 Target Date Retirement Fund, American Funds IS 2055 Target Date Fund series of shares of beneficial interest as American Funds IS 2055 Target Date Retirement Fund, American Funds IS 2050 Target Date Fund series of shares of beneficial interest as American Funds IS 2050 Target Date Retirement Fund, American Funds IS 2045 Target Date Fund series of shares of beneficial interest as American Funds IS 2045 Target Date Retirement Fund, American Funds IS 2040 Target Date Fund series of shares of beneficial interest as American Funds IS 2040 Target Date Retirement Fund, and American Funds IS 2035 Target Date Fund series of shares of beneficial interest as American Funds IS 2035 Target Date Retirement Fund (without making any other changes with respect to voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust). Further, the Trustees of the Trust hereby authorize the officers of the Trust, on behalf of the Trust and in its name, to file this Instrument with the Secretary of the Commonwealth of Massachusetts at a time deemed appropriate by Capital Research and Management Company.

The aforementioned action taken by the Board of Trustees shall serve as an amendment to the Declaration of Trust without the vote or consent of shareholders of the Trust.

This Instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Instrument.

The foregoing shall be effective as of the date set forth below.

/s/ Christopher D. Buchbinder

Christopher D. Buchbinder, as Trustee

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, as Trustee

/s/ Francisco G. Cigarroa

Francisco G. Cigarroa, as Trustee

/s/ Nariman Farvardin

Nariman Farvardin, as Trustee

/s/ Jennifer C. Feikin

Jennifer C. Feikin, as Trustee

/s/ John G. Freund

John G. Freund, as Trustee

/s/ Leslie Stone Heisz

Leslie Stone Heisz, as Trustee

/s/ Sharon I. Meers

Sharon I. Meers, as Trustee

/s/ William L. Robbins

William L. Robbins, as Trustee

/s/ Kenneth M. Simril

Kenneth M. Simril, as Trustee

/s/ Margaret Spellings

Margaret Spellings, as Trustee

/s/ Christopher E. Stone

Christopher E. Stone, as Trustee

/s/ Alexandra Trower

Alexandra Trower, as Trustee

/s/ Paul S. Williams

Paul S. Williams, as Trustee

Dated: March 5, 2026